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                                                                  Exhibit 10.8

                             FORM OF DEPOSIT AGREEMENT



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                               NB CAPITAL CORPORATION,
                              NATIONAL BANK OF CANADA,


                               THE BANK OF NOVA SCOTIA
                              TRUST COMPANY OF NEW YORK



                                         AND



                          THE HOLDERS FROM TIME TO TIME OF
                      THE DEPOSITARY RECEIPTS DESCRIBED HEREIN





                             Dated as of March __, 1998

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                                TABLE OF CONTENTS

                                    ARTICLE I

     Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

                                  ARTICLE II
                Form of Receipts, Deposit of Preferred Shares,
                       Execution and Delivery, Transfer,
                     Surrender and Redemption of Receipts

     SECTION 2.01.  Form and Transfer of Receipts. . . . . . . . . . . . .   2
     SECTION 2.02.  Deposit of Preferred Shares; Execution and Delivery
                    of Receipts in Respect Thereof. . . . . . . . . . . . .  4
     SECTION 2.03.  Registration of Transfer of Receipts. . . . . . . . . .  5
     SECTION 2.04.  Split-ups and Combinations of Receipts; Surrender
                    of Receipts and Withdrawal of Preferred Shares. . . . .  5
     SECTION 2.05.  Limitations on Execution and Delivery,
                    Transfers, Surrender and Exchange of Receipts. . . . .   6

     SECTION 2.06.  Lost Receipts, etc.. . . . . . . . . . . . . . . . . .   6

     SECTION 2.07.  Optional Redemption of Preferred Shares. . . . . . . .   6
     SECTION 2.08.  Cancellation and Destruction of Surrendered
                    Receipts.. . . . . . . . . . . . . . . . . . . . . . .   8
     SECTION 2.09.  Automatic Exchange . . . . . . . . . . . . . . . . .     8

                                  ARTICLE III
                            Certain Obligations of
                      Holders of Receipts and the Company

     SECTION 3.01.  Filing Proofs, Certificates and Other
                    Information. . . . . . . . . . . . . . . . . . . . . .   9
     SECTION 3.02.  Payment of Taxes or Other Governmental Charges.. . . .   9
     SECTION 3.03.  Warranty as to Preferred Shares. . . . . . . . . . . .   9

                                  ARTICLE IV
                       The Deposited Securities; Notices

     SECTION 4.01.  Cash Distributions.. . . . . . . . . . . . . . . . . .  10
     SECTION 4.02.  Distributions Other than Cash, Rights,
                    Preferences or Privileges. . . . . . . . . . . . . . .  10
     SECTION 4.03.  Subscription Rights, Preferences or Privileges.. . . .  11
     SECTION 4.04.  Notice of Dividends, etc.; Fixing Record Date
                    for Holders of Receipts. . . . . . . . . . . . . . . .  12
     SECTION 4.05.  Voting Rights. . . . . . . . . . . . . . . . . . . . .  12


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     SECTION 4.06.  Changes Affecting Deposited Securities and
                    Reclassifications, Recapitalizations, etc. . . . . . .  13
     SECTION 4.07.  Delivery of Reports. . . . . . . . . . . . . . . . . .  13
     SECTION 4.08.  Lists of Receipt Holders.. . . . . . . . . . . . . . .  13

                                   ARTICLE V
                       The Depositary, the Depositary's
                     Agents, the Registrar and the Company

     SECTION 5.01.  Maintenance of Offices, Agencies and Transfer Books
                    by the Depositary; Registrar.. . . . . . . . . . . . .  14
     SECTION 5.02.  Prevention of or Delay in Performance by the
                    Depositary, the Company or the Bank. . . . . . . . . .  14
     SECTION 5.03.  Obligation of the Depositary, the Bank and the
                    Company. . . . . . . . . . . . . . . . . . . . . . . .  15
     SECTION 5.04.  Resignation and Removal of the Depositary;
                    Appointment of Successor Depositary. . . . . . . . . .  16
     SECTION 5.05.  Corporate Notices and Reports. . . . . . . . . . . . .  17
     SECTION 5.06.  Indemnification. . . . . . . . . . . . . . . . . . . .  17
     SECTION 5.07.  Charges and Expenses.. . . . . . . . . . . . . . . . .  18

                                  ARTICLE VI
                           Amendment and Termination

     SECTION 6.01.  Amendment. . . . . . . . . . . . . . . . . . . . . . .  18
     SECTION 6.02.  Termination. . . . . . . . . . . . . . . . . . . . . .  19

                                  ARTICLE VII
                                 Miscellaneous

     SECTION 7.01.  Counterparts.. . . . . . . . . . . . . . . . . . . . .  20
     SECTION 7.02.  Exclusive Benefit of Parties . . . . . . . . . . . . . .20
     SECTION 7.03.  Invalidity of Provisions.. . . . . . . . . . . . . . .  20
     SECTION 7.04.  Notices. . . . . . . . . . . . . . . . . . . . . . . .  20
     SECTION 7.05.  Depositary's Agents. . . . . . . . . . . . . . . . . .  21
     SECTION 7.06.  Holders of Receipts Are Parties. . . . . . . . . . . .  22
     SECTION 7.07.  Governing Law. . . . . . . . . . . . . . . . . . . . .  22
     SECTION 7.08.  Inspection of Deposit Agreement. . . . . . . . . . . .  22
     SECTION 7.09.  Headings.. . . . . . . . . . . . . . . . . . . . . . .  22

     SCHEDULE I
     EXHIBIT A -- Form of Receipt

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     DEPOSIT AGREEMENT, dated as of March __, 1998, among NB CAPITAL
CORPORATION, a Maryland corporation (the "Company"), NATIONAL BANK OF CANADA, a Canadian chartered bank (the "Bank"), THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK, a New York banking corporation (the "Depositary"), and the holders from time to time of the Receipts described herein.

     WHEREAS, it is desired to provide as hereinafter set forth in this Deposit Agreement, for the deposit from time to time of shares of 8.35% Noncumulative Exchangeable Preferred Stock, Series A, par value US$0.01 per share, liquidation preference US$1,000 per share (the "Series A Preferred Shares"), of the Company with the Depositary for the purposes set forth in this Deposit Agreement and for the issuance hereunder of receipts, substantially in the form set forth as Exhibit A hereto, issued hereunder, whether in definitive or temporary form ("Receipts") evidencing a number of depositary shares that each represent a one-fortieth interest (1/40th) in a Series A Preferred Share ("Depositary Shares") so deposited;

     WHEREAS, as described under Section 2.09 of this Deposit Agreement, upon the occurrence of certain events (a) each Series A Preferred Share shall be exchanged automatically for one 8.45% Noncumulative First Preferred Share, Series Z, of the Bank (the "Bank Preferred Shares" and, together with the Series A Preferred Shares, the "Preferred Shares"), (b) each Depositary Share shall represent a one-fortieth (1/40th) interest in a Bank Preferred Share and no longer represent a fractional interest in a Series A Preferred Share and (c) the rights and obligations of the Company under this Deposit Agreement shall become the rights and obligations of the Bank; and

     WHEREAS, the Receipts are to be substantially in the form of Exhibit A annexed hereto, with appropriate insertions, modification and omissions, as hereinafter provided in this Deposit Agreement;

     NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

     The following definitions shall for all purposes, unless otherwise indicated, apply to the respective terms used in this Deposit Agreement:

     "Deposit Agreement" shall mean this Deposit Agreement, as amended or supplemented from time to time.


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     "Depositary's Agent" shall mean an agent appointed by the Depositary pursuant to Section 7.05.

     "Depositary's Office" shall mean the principal corporate trust office of the Depositary in New York City, at which at any particular time its depositary receipt business shall be administered.

     "Exchange Offer" shall mean the offer by the Company to exchange up to 238,400 Series A Preferred Shares that are not subject to transfer restrictions ("New Preferred Shares") for up to 238,400 Series A Preferred Shares currently outstanding ("Old Preferred Shares") at the rate of one New Preferred Share for each Old Preferred Share properly tendered.

     "Holder" as applied to a Receipt shall mean the person in whose name a Receipt is registered on the books of the Depositary maintained for such purpose.

     "Merrill Lynch" shall mean Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial purchaser of the Series A Preferred Shares.

     "Registrar" shall mean the Depositary or such other bank or trust company that shall be appointed to register ownership and transfers of Receipts as herein provided as well as to effect transfers and the distribution of dividends with respect to the Series A Preferred Shares.

     "Securities Act" shall mean the Securities Act of 1933, as amended.


                                   ARTICLE II

                 Form of Receipts, Deposit of Preferred Shares,
                        Execution and Delivery, Transfer,
                      Surrender and Redemption of Receipts

     SECTION 2.01. Form and Transfer of Receipts. Definitive Receipts shall be engraved or printed or lithographed on steel-engraved borders, with appropriate insertions, modifications and omissions, as hereinafter provided. Pending the preparation of definitive Receipts, the Depositary, upon the written order of the Bank or the Company delivered in compliance with Section 2.02, shall execute and deliver temporary Receipts that are printed, lithographed, typewritten, photocopied or otherwise substantially of the tenor of the definitive Receipts in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the persons executing such Receipts may determine, as

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evidenced by their execution of such Receipts.  If temporary Receipts are issued, the Bank, the Company and the Depositary shall cause definitive Receipts to be prepared without unreasonable delay. After the preparation of definitive Receipts, the temporary Receipts shall be exchangeable for definitive Receipts upon surrender of the temporary Receipts at an office described in the penultimate paragraph of Section 2.02, without charge to the holder. Upon surrender for cancellation of any one or more temporary Receipts, the Depositary shall execute and deliver in exchange therefor definitive Receipts representing the same number of Depositary Shares as are represented by the surrendered temporary Receipt or Receipts. Such exchange shall be, subject to Section 5.07, made at the Company's expense and without any charge therefor. Until so exchanged, the temporary Receipts shall in all respects be entitled to the same rights under this Deposit Agreement, and with respect to the Preferred Shares, as definitive Receipts.

     Receipts shall be executed by the Depositary by the manual or facsimile signature of a duly authorized signatory of the Depositary and, if a Registrar for the Receipts shall have been appointed, countersigned by the manual signature of a duly authorized signatory of the Registrar; provided that no Receipt shall be entitled to any rights under this Deposit Agreement or be valid or obligatory for any purpose unless it shall have been executed manually by a duly authorized signatory of the Depositary or, if a Registrar for the Receipts shall have been appointed, by manual or facsimile signature of a duly authorized signatory of the Depositary and countersigned manually by a duly authorized signatory of such Registrar. The Depositary shall record on its books each Receipt so signed and delivered as hereinafter provided.

     Receipts shall be in denominations of any number of whole Depositary
Shares.

     Receipts may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Deposit Agreement as may be required by the Depositary or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange upon which the Preferred Shares or the Depositary Shares may be listed or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Receipts are subject.

     Title to Depositary Shares evidenced by a Receipt that is properly endorsed or accompanied by a properly executed instrument of transfer shall be transferable by delivery with the same effect as in the case of a negotiable instrument; provided, however, that until transfer of a Receipt shall be registered on the books of the Depositary as provided in Section 2.03, the Depositary may, notwithstanding any notice to the contrary, treat the holder of record at such time as the absolute owner thereof for the purpose of determining the person

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entitled to distributions of dividends or other distributions or to any notice provided for in this Deposit Agreement and for all other purposes.

     SECTION 2.02. Deposit of Preferred Shares; Execution and Delivery of Receipts in Respect Thereof. Subject to the terms and conditions of this Deposit Agreement, the holders of Series A Preferred Shares may from time to time deposit such shares under this Deposit Agreement by delivery to the Depositary of a certificate or certificates for the Series A Preferred Shares to be deposited, properly endorsed or accompanied, if required by the Depositary, by a duly executed instrument of transfer or endorsement, in form satisfactory to the Depositary, together with all such certifications as may be required by the Depositary in accordance with the provisions of this Deposit Agreement, and together with a written order of such holder to the Depositary instructing the Depositary to execute and deliver to the person or persons stated in such order a Receipt or Receipts for the number of Depositary Shares representing such deposited Series A Preferred Shares; provided, however, that holders of Series A Preferred Shares other than Merrill Lynch who do not tender their Series A Preferred Shares into the Exchange Offer shall be precluded from depositing their Series A Preferred Shares with the Depositary until such time as the applicable holding period with respect to such Series A Preferred Shares has expired and such Series A Preferred Shares have become freely transferable.

     Upon receipt by the Depositary of a certificate or certificates for Series A Preferred Shares deposited in accordance with the provisions of this Section, together with the other documents required as above specified, and upon recordation of the Series A Preferred Shares on the books of the Company in the name of the Depositary or its nominee, the Depositary, subject to the terms and conditions of this Deposit Agreement, shall execute and deliver, to or upon the order of the person or persons named in the written order delivered to the Depositary referred to in the first paragraph of this Section, a Receipt or Receipts for the number of Depositary Shares representing the Series A Preferred Shares so deposited and registered in such name or names as may be requested by such person or persons. The Depositary shall execute and deliver such Receipt or Receipts at the Depositary's Office or such other offices, if any, as the Depositary may designate. Delivery at other offices shall be at the risk and expense of the person requesting such delivery.

     Immediately upon the occurrence of an Exchange Event (as defined in Section 2.09), each Depositary Share shall represent a one-fortieth (1/40th) interest in a Bank Preferred Share and shall no longer represent a fractional interest in a Series A Preferred Share. In the event of the foregoing, the Bank shall record the Bank Preferred Shares on its books in the name of the Depositary or its nominee.

     Deposited Preferred Shares shall be held by the Depositary at the Depositary's office or at such other place or places as the Depositary shall determine.

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     Other than in the case of splits, combinations or other
re-classification affecting the Preferred Shares, or in the case of dividends or other distributions of Preferred Shares, if any, there shall be deposited hereunder not more than 300,000 Preferred Shares.

     SECTION 2.03. Registration of Transfer of Receipts. Subject to the terms and conditions of this Deposit Agreement, including payment of the fees of the Depositary as provided in Section 5.07, the Depositary shall register on its books from time to time transfers of Receipts upon any surrender thereof by the holder in person or by duly authorized attorney, properly endorsed or accompanied by a properly executed instrument of transfer. Thereupon, the Depositary shall execute a new Receipt or Receipts evidencing the same aggregate number of Depositary Shares as those evidenced by the Receipt or Receipts surrendered and deliver such new Receipt or Receipts to or upon the order of the person entitled thereto.

     SECTION 2.04. Split-ups and Combinations of Receipts; Surrender of Receipts and Withdrawal of Preferred Shares. Upon surrender of a Receipt or Receipts at the Depositary's Office or at such other offices as it may designate for the purpose of effecting a split-up or combination of such Receipt or Receipts, and subject to the terms and conditions of this Deposit Agreement, the Depositary shall execute and deliver a new Receipt or Receipts in the authorized denomination or denominations requested, evidencing the aggregate number of Depositary Shares evidenced by the Receipt or Receipts surrendered.

     Any holder of a Receipt or Receipts representing any number of whole Preferred Shares may withdraw the Preferred Shares and all money and other property, if any, represented thereby by surrendering such Receipt or Receipts at the Depositary's Office or at such other offices as the Depositary may designate for such withdrawals. Thereafter, without unreasonable delay, the Depositary shall deliver to such holder or to the person or persons designated by such holder as hereinafter provided, the number of whole Preferred Shares and all money and other property, if any, represented by the Depositary Shares evidenced by the Receipt or Receipts so surrendered for withdrawal, but holders of such whole Preferred Shares shall not thereafter be entitled to deposit such Preferred Shares hereunder or to receive Depositary Shares therefor. If a Receipt delivered by the holder to the Depositary in connection with such withdrawal shall evidence a number of Depositary Shares in excess of the number of Depositary Shares representing the number of whole Series A Preferred Shares to be so withdrawn, the Depositary shall at the same time, in addition to such number of whole Preferred Shares and such money and other property, if any, to be so withdrawn, deliver to such holder, or pursuant to his order, a new Receipt evidencing such excess number of Depositary Shares. Delivery of the Preferred Shares and money and other property, if any, being withdrawn may be made by the delivery of such certificates, documents of title and other instruments as the Depositary may deem appropriate.

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     If the Preferred Shares and the money and other property, if any, being withdrawn are to be delivered to a person or persons other than the holder of the Receipt or Receipts being surrendered for withdrawal of Preferred Shares, such holder shall execute and deliver to the Depositary a written order so directing the Depositary and the Depositary may require that the Receipt or Receipts surrendered by such holder for the withdrawal of such Preferred Shares be properly endorsed in blank or accompanied by a properly executed instrument of transfer in blank.

     Delivery of the Preferred Shares and the money and other property, if any, represented by Receipts surrendered for withdrawal shall be made by the Depositary at the Depositary's Office, except that, at the request, risk and expense of the holder surrendering such Receipt or Receipts and for the account of the holder thereof, such delivery may be made at such other place as may be designated by such holder.

     SECTION 2.05. Limitations on Execution and Delivery, Transfers, Surrender and Exchange of Receipts. As a condition precedent to the execution and delivery, registration of transfer, split-up, combination, surrender or exchange of any Receipt, the Depositary, any of the Depositary's Agents, the Bank or the Company may require payment to it of a sum sufficient for the payment (or, in the event that the Depositary, any of the Depositary's Agents, the Bank or the Company shall have made such payment, the reimbursement to it) of any charges or expenses payable by the holder of a Receipt pursuant to Section 5.07, may require the production of evidence satisfactory to it as to the identity and genuineness of any signature and may also require compliance with such regulations, if any, as the Depositary, the Bank or the Company may establish consistent with the provisions of this Deposit Agreement.

     The deposit of Preferred Shares may be refused, the delivery of Receipts against Preferred Shares may be suspended, the registration of transfer of Receipts may be refused and the registration of transfer, surrender or exchange of outstanding Receipts may be suspended (i) during any period when the register of stockholders of the Company or the Bank, as the case may be, is closed or (ii) if any such action is deemed necessary or advisable by the Depositary, any of the Depositary's Agents, the Bank or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission or under any provision of this Deposit Agreement.

     SECTION 2.06. Lost Receipts, etc. In case any receipt shall be mutilated, destroyed, lost or stolen, the Depositary in its discretion may execute and deliver a Receipt of like form and tenor in exchange and substitution for such mutilated Receipt upon cancellation thereof, or in lieu of and in substitution for such destroyed, lost or stolen Receipt. Before the Depositary shall execute and deliver a new Receipt in substitution for a destroyed, lost or stolen Receipt, the holder thereof shall have (i) filed with the Depositary (a) a request for such execution and delivery before the Depositary has received notice that the Receipt has been

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acquired by a bona fide purchaser and (b) a sufficient indemnity bond and
(ii) satisfied any other reasonable requirements imposed by the Depositary.

     SECTION 2.07. Optional Redemption of Preferred Shares. If the Company or the Bank, as the case may be, shall elect to redeem Preferred Shares pursuant to the charter of the Company or the Bank, as the case may be, it shall (unless otherwise agreed in writing with the Depositary) give the Depositary not less than 45 days' notice of the date of such proposed redemption of Preferred Shares, the number of Preferred Shares held by the Depositary to be redeemed and the redemption price. On the date of such redemption, provided that the Company or the Bank, as the case may be, shall then have paid in full to the Depositary the redemption price (determined pursuant to the charter of the Company or the Bank, as the case may be) of the Preferred Shares deposited with the Depositary to be redeemed, the Depositary shall redeem (using the proceeds of such redemption) the Depositary Shares relating to such Preferred Shares. The Depositary shall mail, first class postage prepaid, notice of the redemption of Preferred Shares and the proposed simultaneous redemption of the Depositary Shares relating to the Preferred Shares to be redeemed, not less than 30 days and not more than 60 days prior to the date fixed for redemption of such Preferred Shares and Depositary Shares (the "Redemption Date"), to the holders on the record date fixed for such redemption pursuant to Section 4.04 of the Receipts evidencing the Depositary Shares to be so redeemed, at the addresses of such holders as the same appear on the records of the Depositary; but neither failure to mail any such notice to one or more such holders nor any defect in any notice shall affect the sufficiency of the proceedings for redemption as to the other holders. Each such notice shall state: (i) the record date for purposes of such redemption; (ii) the Redemption Date; (iii) the aggregate number of Depositary Shares to be redeemed and, if fewer than all the Depositary Shares held by any holder are to be redeemed, the number of Depositary Shares held by such holder to be so redeemed; (iv) the redemption price; (v) the place or places where Receipts evidencing Depositary Shares to be redeemed are to be surrendered for payment of the redemption price; and (vi) that dividends in respect of the Preferred Shares represented by the Depositary Shares to be redeemed shall cease to accrue at the close of business on such Redemption Date. In case fewer than all the outstanding Depositary Shares are to be redeemed, the Depositary Shares to be redeemed shall be selected by lot or pro rata or by any other substantially equivalent method determined by the Depositary with the approval of the Company.

     Notice having been mailed by the Depositary as aforesaid, from and after the Redemption Date (unless the Company shall have failed to redeem the Preferred Shares to be redeemed by it as set forth in the Company's notice provided for in the preceding paragraph) all dividends in respect of the Preferred Shares called for redemption shall cease to accrue, the Depositary Shares called for redemption shall be deemed no longer to be outstanding and all rights of the holders of Receipts evidencing such Depositary Shares (except the right to receive the redemption price) shall, to the extent of such Depositary Shares, cease and terminate.

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Upon surrender in accordance with said notice of the Receipts evidencing such
Depositary Shares (properly endorsed or assigned for transfer, if the Depositary shall so require), such Depositary Shares shall be redeemed at a redemption price per Depositary Share equal to one-fortieth (1/40th) times the redemption price per share paid in respect of Preferred Shares pursuant to the charter of the Company or the Bank, as the case may be, plus all money and other property, if any, represented by such Depositary Shares, including all amounts paid by the Company in respect of dividends that on the Redemption Date have accrued on the Preferred Shares to be so redeemed and that have not theretofore been paid. The foregoing shall be subject further to the terms and conditions of the charter of the Bank and the Company.

     If fewer than all of the Depositary Shares evidenced by a Receipt are called for redemption, the Depositary shall deliver to the holder of such Receipt upon its surrender to the Depositary, together with payment of the redemption price for the Depositary Shares called for redemption, a new Receipt evidencing the Depositary Shares evidenced by such prior Receipt and not called for redemption.

     Except as provided in the preceding paragraph of this Section 2.07, the Depositary shall not be required to transfer or exchange for another Receipt any Receipt evidencing Depositary Shares called or being called for redemption in whole or in part.

     The Depositary shall remit to the Company or the Bank any funds deposited by or for the account of the Company or the Bank for the purpose of redeeming any Depositary Shares that the holders thereof have failed to redeem after one year from the date of such deposit, without further action necessary on the part of the Company.

     SECTION 2.08. Cancellation and Destruction of Surrendered Receipts. All Receipts surrendered to the Depositary or any Depositary's Agent shall be cancelled by the Depositary. Except as prohibited by applicable law or regulation, the Depositary is authorized to destroy all Receipts so cancelled.

     SECTION 2.09. Automatic Exchange. Each Series A Preferred Share shall be exchanged automatically (the "Automatic Exchange") for one Bank Preferred Shares (i) immediately prior to such time, if any, at which the Bank fails to declare and pay or set aside for payment when due any dividend on any issue of its cumulative First Preferred Shares or the Bank fails to pay or set aside for payment when due any declared dividend on any of its noncumulative First Preferred Shares, (ii) in the event that the Bank has a Tier 1 risk-based capital ratio of less than 4.0% or a total risk-based capital ratio of less than 8.0%, (iii) in the event that the Superintendent of Financial Institutions (the "Superintendent") takes control of the Bank pursuant to the Bank Act (Canada), as amended (the "Bank Act"), or proceedings are commenced for the winding-up of the Bank pursuant to the Winding-up and Restructuring Act

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(Canada), or (iv) in the event that the Superintendent, by order, directs the
Bank to act pursuant to subsection 485(3) of the Bank Act and the Bank elects to cause the exchange (each, an "Exchange Event"). Immediately upon the occurrence of an Exchange Event, each Depositary Share shall represent a one-fortieth interest (1/40th) in a Bank Preferred Share and shall no longer represent a fractional interest in a Series A Preferred Share and all of the rights and obligations of the Company under this Deposit Agreement shall become the rights and obligations of the Bank.

                                   ARTICLE III

                             Certain Obligations of
                       Holders of Receipts and the Company

     SECTION 3.01. Filing Proofs, Certificates and Other Information. Any holder of a Receipt may be required from time to time to file such proof of residence (including, without limitation, any proof of residence of such holder or its affiliates requested by the Bank in compliance with the Bank
Act), or other matters or other information, to execute such certificates and to make such representations and warranties as the Depositary, the Bank or the Company may reasonably deem necessary or proper. The Depositary, the Bank or the Company may withhold the delivery, or delay the registration of transfer, redemption or exchange, of any Receipt or the withdrawal of the Preferred Shares represented by the Depositary Shares evidenced by any Receipt or the distribution of any dividend or other distribution or the sale of any property or rights or of the proceeds thereof until such proof or other information is filed or such certificates are executed or such representations and warranties are made.

     SECTION 3.02. Payment of Taxes or Other Governmental Charges. Holders of Receipts shall be obligated to make payments to the Depositary of certain charges and expenses, as provided in Section 5.07. Registration of transfer of any Receipt or any withdrawal of Preferred Shares and all money or other property, if any, represented by the Depositary Shares evidenced by such Receipt may be refused until any such payment due is made, and any dividends, interest payments or other distributions may be withheld or any part of or all the Preferred Shares or other property represented by the Depositary Shares evidenced by such Receipt and not theretofore sold may be sold for the account of the holder thereof (after attempting by reasonable means to notify such holder prior to such sale), and such dividends, interest payments or other distributions or the proceeds of any such sale may be applied to any payment of such charges or expenses, the holder of such Receipt remaining liable for any deficiency.

     SECTION 3.03. Warranty as to Preferred Shares. The Company hereby represents and warrants that the Series A Preferred Shares, have been duly authorized, validly issued, fully paid and nonassessable. The Bank hereby represents and warrants that the Bank Preferred Shares, if issued, will be duly authorized, validly issued, fully paid and nonassessable. Such representations and warranties shall survive the deposit of the Preferred Shares and the issuance of Receipts.

                                   ARTICLE IV

                        The Deposited Securities; Notices

     SECTION 4.01. Cash Distributions. Whenever the Depositary shall receive any cash dividend or other cash distribution on Preferred Shares, the Depositary shall, subject to Sections 3.01 and 3.02, distribute to holders of Receipts on the record date fixed pursuant to Section 4.04 (net of the fees of the Depositary as provided in Section 5.07 hereof) such amounts of such dividend or distribution as are, as nearly as practicable, in proportion to the respective numbers of Depositary Shares evidenced by the Receipts held by such holders; provided, however, that in case the Company or the Depositary shall be required to withhold and shall withhold from any cash dividend or other cash distribution in respect of the Preferred Shares an amount on account of taxes, the amount made available for distribution or distributed in respect of Depositary Shares shall be reduced accordingly.
The Depositary shall distribute or make available for distribution, as the case may be, only such amount, however, as can be distributed without attributing to any holder of Depositary Shares a fraction of one cent, and any balance not so distributable shall be held by the Depositary (without liability for interest thereon) and shall be added to and be treated as part of the next sum received by the Depositary for distribution to holders of Receipts then outstanding.

     SECTION 4.02. Distributions Other than Cash, Rights, Preferences or Privileges. Whenever the Depositary shall receive any distribution other than cash, rights, preferences or privileges upon Preferred Shares, the Depositary shall, subject to Sections 3.01 and 3.02, distribute to holders of Receipts on the record date fixed pursuant to Section 4.04 such amounts of the securities or property received by it as are, as nearly as practicable, in proportion to the respective numbers of Depositary Shares evidenced by the Receipts held by such holders, in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution. If in the opinion of the Depositary such distribution cannot be made proportionately among such holders, or if for any other reason (including any requirement that the Company, the Bank or the Depositary withhold an amount on account of taxes or governmental charges) the Depositary deems such distribution not to be feasible, the Depositary may, with the approval of the Company or the Bank, sell (at public or private sale) such securities or property thus received, or any part thereof, at such place or places and upon such terms as it may deem proper. The net proceeds of any such sale shall, subject to Sections 3.01 and 3.02, be distributed or made available for distribution, as the case may be, by the Depositary to such holders of Receipts as provided by Section 4.01 in the case of a distribution received in cash. The Company shall not make any distribution of such securities unless the Company shall have provided an opinion of counsel stating that such securities have been registered under the Securities Act or do not need to be so registered.

     SECTION 4.03. Subscription Rights, Preferences or Privileges. If the Company or the Bank shall at any time offer or cause to be offered to the persons in whose names Preferred Shares are recorded on the books of the Company any rights, preferences or privileges to subscribe for or to purchase any securities or any rights, preferences or privileges of any other nature, such rights, preferences or privileges shall in each such instance be made available by the Depositary to the holders of Receipts in such manner as the Depositary may determine, either by the issue to such holders of warrants representing such rights, preferences or privileges or by such other method as may be determined by the Depositary with the approval of the Company or the Bank; provided, however, that (i) if at the time of issue or offer of any such rights, preferences or privileges the Depositary determines that it is not lawful or (after consultation with the Company or the Bank) not feasible to make such rights, preferences or privileges available to holders of Receipts by the issue of warrants or otherwise, or (ii) if and to the extent so instructed by holders of Receipts who do not desire to exercise such rights, preferences or privileges, then the Depositary may (with approval of the Company or the Bank in any case where the Depositary has determined that it is not feasible to make such rights, preferences or privileges available), if applicable laws or the terms of such rights, preferences or privileges permit such transfer, sell such rights, preferences or privileges at public or private sale, at such place or places and upon such terms as it may deem proper. The net proceeds of any such sale shall, subject to Sections 3.01 and 3.02, be distributed by the Depositary to the holders of Receipts entitled thereto as provided by Section 4.01 in the case of a distribution received in cash.

     If registration under the Securities Act of the securities to which any rights, preferences or privileges relate is required in order for holders of Receipts to be offered or sold the securities to which such rights, preferences or privileges relate, the Company and the Bank agree with the Depositary that it shall file promptly a registration statement pursuant to such Act with respect to such rights, preferences or privileges and securities and use its best efforts and take all steps available to it to cause such registration statement to become effective sufficiently in advance of the expiration of such rights, preferences or privileges to enable such holders to exercise such rights, preferences or privileges. In no event shall the Depositary make available to the holders of Receipts any right, preference or privilege to subscribe for or to purchase any securities unless and until such registration statement shall have become effective, or unless the offering and sale of such securities to such holders are exempt from registration under the provisions of the Securities Act.

     If any other action under the laws of any jurisdiction or any governmental or administrative authorization, consent or permit is required in order for such rights, preferences or privileges to be made available to holders of Receipts, the Company agrees with the Depositary that the Company shall use its best efforts to take such action or obtain such authorization, consent or permit sufficiently in advance of the expiration of such rights, preferences or privileges to enable such holders to exercise such rights, preferences or privileges. The costs of any such action taken or associated with obtaining any such authorization, consent or permit shall be borne as contemplated by Section 5.07.

     SECTION 4.04. Notice of Dividends, etc.; Fixing Record Date for Holders of Receipts. Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or if rights, preferences or privileges shall at any time be offered with respect to Preferred Shares, or whenever the Depositary shall receive notice of (i) any meeting at which holders of Preferred Shares are entitled to vote or of which holders of Preferred Shares are entitled to notice or (ii) any election on the part of the Company or the Bank, as the case may be, to redeem any Preferred Shares, or whenever the Depositary and the Company or the Bank, as the case may be, shall decide it is appropriate, the Depositary shall in each such instance fix a record date (which shall be the same date as the record date fixed by the Company with respect to or otherwise in accordance with the terms of the Preferred Shares) for the determination of the holders of Receipts who shall be entitled to receive such dividend, distribution, rights, preferences or privileges or the net proceeds of the sale thereof, or to give instructions for the exercise of voting rights at any such meeting, or who shall be entitled to notice of such meeting, or whose Depositary Shares are to be redeemed or for any other appropriate reasons.

     SECTION 4.05. Voting Rights. Upon receipt of notice of any meeting at which the holders of Preferred Shares are entitled to vote, the Depositary shall, as soon as practicable thereafter, mail to the holders on the record date (which shall be the same record date as the record date for the Preferred Shares) of Receipts entitled thereto a notice that shall contain
(i) such information as is contained in such notice of meeting and (ii) a statement that such holders may, subject to any applicable restrictions, instruct the Depositary as to the exercise of the voting rights pertaining to the number of whole Preferred Shares underlying their respective Depositary Shares (including an express indication that instructions may be given to the Depositary to give a discretionary proxy to a person designated by the Company or the Bank, as the case may be) and a brief statement as to the manner in which such instructions may be given. Upon the written request of the holders of Receipts on the relevant record date, the Depositary shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of whole Preferred Shares represented by the Depositary Shares evidenced by all Receipts as to which any particular voting instructions are received, provided that the Depositary receives such instructions sufficiently in advance of such voting to enable it to so vote or cause to be voted.

The Company and the Bank hereby agree to take all reasonable action that may be deemed necessary by the Depositary in order to enable the Depositary to vote such Preferred Shares or cause such Preferred Shares to be voted. In the absence of specific instructions from the holder of a Receipt, the Depositary shall abstain from voting (but, in its discretion, not from appearing at any meeting with respect to such Preferred Shares unless directed to the contrary by the holders of all the Receipts) to the extent of the Preferred Shares represented by the Depositary Shares evidenced by such Receipt.

     SECTION 4.06. Changes Affecting Deposited Securities and Reclassifications, Recapitalizations, etc. Upon any change in par or stated value, split-up, combination or any other reclassification of the Preferred Shares, or upon any recapitalization, reorganization, merger, amalgamation or consolidation affecting the Company or the Bank, as the case may be, or to which the Company or the Bank, as the case may be, is a party, the Depositary may in its discretion with the approval of, and shall upon the instructions of, the Company or the Bank, as the case may be, and (in either case) in such manner as the Depositary may deem equitable, (i) make such adjustments as are certified by the Company or the Bank, in the fraction of an interest represented by one Depositary Share in one Preferred Share as may be necessary to fully reflect the effects of such change in par or stated value, split-up, combination or other reclassification of Preferred Shares, or of such recapitalization, reorganization, merger, amalgamation or consolidation and (ii) treat any securities that shall be received by the Depositary in exchange for or upon conversion of or in respect of the Preferred Shares as new deposited securities so received in exchange for or upon conversion or in respect of such Series A Preferred Shares. Other than with respect to an Automatic Exchange, in which case outstanding Receipts shall immediately upon the occurrence of the related Exchange Event represent a one-fortieth (1/40th) interest in a Bank Preferred Share and shall no longer represent a fractional interest in a Series A Preferred Share, in any such case the Depositary may, with the approval of the Company or the Bank, execute and deliver additional Receipts or may call for the surrender of all outstanding Receipts to be exchanged for new Receipts specifically describing such new deposited securities. Anything to the contrary herein notwithstanding, holders of Receipts shall have the right from and after the effective date of any such change in par or stated value, split-up, combination or other reclassification of the Preferred Shares or any such recapitalization, reorganization, merger, amalgamation or consolidation to surrender such Receipts to the Depositary with instructions to convert, exchange or surrender the Preferred Shares represented thereby only into or for, as the case may be, the kind and amount of shares of stock and other securities and property and cash into which the Preferred Shares represented by such Receipts might have been converted or for which such Preferred Shares might have been exchanged or surrendered immediately prior to the effective date of such transaction.

     SECTION 4.07. Delivery of Reports. The Depositary shall furnish to holders of Receipts any reports and communications received from the Company or the Bank, as the case may be, that are received by the Depositary as the holder of Preferred Shares.

     SECTION 4.08. Lists of Receipt Holders. Promptly upon request from time to time by the Company or the Bank, the Depositary shall furnish to it a list, as of a recent date, of the names, addresses and holdings of all holders of Receipts.

                                    ARTICLE V

                        The Depositary, the Depositary's
                      Agents, the Registrar and the Company

     SECTION 5.01. Maintenance of Offices, Agencies and Transfer Books by the Depositary; Registrar. Upon execution of this Deposit Agreement, the Depositary shall maintain at the Depositary's Office, facilities for the execution and delivery, registration and registration of transfer, surrender and exchange, split-up, combination and redemption of Receipts and deposit and withdrawal of Preferred Shares, and at the offices of the Depositary's Agents, if any, facilities for the delivery, registration of transfer, surrender and exchange, split-up, combination and redemption of Receipts and deposit and withdrawal of Preferred Shares, all in accordance with the provisions of this Deposit Agreement.

     The Depositary shall keep books at the Depositary's Office for the registration and registration of transfer of Receipts, which books at all reasonable times shall be open for inspection by the holders of Receipts; provided that any such holder requesting to exercise such right shall certify in writing to the Depositary that such inspection shall be for a proper purpose reasonably related to such person's interest as an owner of Depositary Shares evidenced by the Receipts.

     The Depositary may close such books, at any time or from time to time, when deemed expedient by it in connection with the performance of its duties hereunder.

     The Depositary may, with the approval of the Company or the Bank, appoint a Registrar for registration of the Receipts or the Depositary Shares evidenced thereby. If the Depositary Shares or the Preferred Shares represented by such Depositary Shares shall be listed on the New York Stock Exchange, the Depositary shall appoint a Registrar (acceptable to the Company or the Bank) for registration of the Depositary Shares in accordance with any requirements of such Exchange. Such Registrar (which may be the Depositary if so permitted by the requirements of such Exchange) may be removed and a substitute registrar appointed by the Depositary upon the request or with the approval of the Company or the Bank. If the

Depositary Shares or the Preferred Shares are listed on one or more other stock exchanges, the Depositary shall, at the request of the Company or the Bank, arrange such facilities for the delivery, registration, registration of transfer, surrender and exchange of such Depositary Shares or such Preferred Shares as may be required by law or applicable stock exchange regulation.

     SECTION 5.02. Prevention of or Delay in Performance by the Depositary, the Company or the Bank. The Depositary, the Company and the Bank shall not incur any liability to any holder of any Receipt if by reason of any provision of any present or future law, or regulation thereunder, of the United States of America or of any other governmental authority or by reason of any provision, present or future, of the Company's or the Bank's charter or of the Depositary Shares or by reason of any act of God or war or other circumstance beyond the control of the relevant party, the Depositary, the Company or the Bank shall be prevented or forbidden from, delayed in, or subjected to any penalty on account of, doing or performing any act or thing which the terms of this Deposit Agreement provide shall be done or performed; nor shall the Depositary or the Company or the Bank incur liability to any holder of a Receipt (i) by reason of any nonperformance or delay, caused as aforesaid, in the performance of any act or thing which the terms of this Deposit Agreement shall provide shall or may be done or performed, or (ii) by reason of any exercise of, or failure to exercise, any discretion provided for in this Deposit Agreement except, in the case of any such exercise or failure to exercise discretion not caused as aforesaid, if caused by the negligence or willful misconduct of the party charged with such exercise or failure to exercise.

     Where, by the terms of a distribution pursuant to Sections 4.01 or 4.02 of this Deposit Agreement, or an offering or distribution pursuant to Section
4.03 of this Deposit Agreement, or for any other reason, such distribution or offering may not be made available to holders of Receipts, and the Depositary may not dispose of such distribution or offering on behalf of such holders and make the net proceeds available to such holders, then the Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.

     SECTION 5.03. Obligation of the Depositary, the Bank and the Company. The Depositary, the Bank and the Company shall not assume any obligation or shall be subject to any liability under this Deposit Agreement to holders of Receipts except that each of them agrees (i) to use its best judgment and good faith in the performance of such duties as are specifically set forth in this Deposit Agreement and (ii) that it shall be liable for negligence or willful misconduct in the performance of such duties as are specifically set forth in this Deposit Agreement.

     The Depositary, the Bank and the Company shall not be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of the Preferred

Shares, the Depositary Shares or the Receipts that in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability shall be furnished as often as may be required.

     The Depositary, the Bank and the Company shall not be liable for any action or any failure to act by it in reliance upon the advice of legal counsel or accountants, or information from any person presenting Preferred Shares for deposit, any holder of a Receipt or any other person believed by it in good faith to be competent to give such advice or information. The Depositary, the Bank and the Company may each rely and shall each be protected in acting upon any written notice, request, direction or other document believed by it to be genuine and to have been signed or presented by the proper party or parties.

     The Depositary shall not be responsible for any failure to carry out any instruction to vote any of the Preferred Shares or for the manner or effect of any such vote made, as long as any such action or non-action is in good faith. The Depositary undertakes to perform such duties and only such duties as are specifically set forth in this Deposit Agreement, and no implied covenants or obligations shall be read into this Deposit Agreement against the Depositary. The Depositary may also act as transfer agent or registrar of any of the securities of the Company and the Bank and their affiliates.

     The Depositary undertakes not to issue any Receipt other than to evidence the Depositary Shares then on deposit with the Depositary. The Depositary also undertakes not to sell (except as provided herein), pledge or lend the Preferred Shares or the Depositary Shares held by it as Depositary.

     No disclaimer of liability under the Securities Act is intended by any provision of this Deposit Agreement.

     SECTION 5.04. Resignation and Removal of the Depositary; Appointment of Successor Depositary. The Depositary may at any time resign as Depositary hereunder by delivering written notice of its election to do so to the Company or the Bank, such resignation to take effect upon the appointment of a successor Depositary and its acceptance of such appointment as hereinafter provided.

     The Depositary may at any time be removed by the Company or the Bank by notice of such removal delivered to the Depositary, such removal to take effect upon the appointment of a successor Depositary and its acceptance of such appointment as hereinafter provided.

     In case at any time the Depositary acting hereunder shall resign or be removed, the Company or the Bank shall, within 60 days after the delivery of the notice of resignation or removal, as the case may be, appoint a successor Depositary. If no successor Depositary shall have been so appointed and have accepted appointment within 60 days after delivery of such notice, the resigning or removed Depositary may terminate this Depositary Agreement. Every successor Depositary shall execute and deliver to its predecessor and to the Company or the Bank an instrument in writing accepting its appointment hereunder, and thereupon such successor Depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor and for all purposes shall be the Depositary under this Deposit Agreement, and such predecessor, upon payment of all sums due it and upon the written request of the Company or the Bank, shall execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder, shall duly assign, transfer and deliver all right, title and interest in the Preferred Shares and any moneys or property held hereunder to such successor, and shall deliver to such successor a list of the holders of all outstanding Receipts and such records, books and other information in its possession relating thereto. Any successor Depositary shall promptly mail notice of its appointment to the holders of Receipts.

     Any corporation into or with which the Depositary may be merged, consolidated or converted shall be the successor of such Depositary without the execution or filing of any document or any further act, and notice thereof shall be given to the Company and the Bank prior to the consummation thereof.

     SECTION 5.05. Corporate Notices and Reports. The Company and the Bank agree that they shall transmit to the holders of Receipts, in each case at the addresses furnished to it pursuant to Section 4.08, all notices and reports (including without limitation financial statements) required by law or by the rules of any national securities exchange upon which the Preferred Shares, the Depositary Shares or the Receipts are listed, to be furnished to the holders of Receipts. Such transmission shall be, subject to Section 5.07, at the Company's expense.

     SECTION 5.06. Indemnification. Subject to Section 5.07, the Company and the Bank agree to indemnify the Depositary, its directors, employees, agents and affiliates and any Depositary's Agent against, and hold each of them harmless from, any liability or expense (including, but not limited to, the reasonable fees and expenses of counsel) which may arise out of acts performed or omitted in accordance with the provisions of this Deposit Agreement and of the Receipts, as the same may be amended, modified or supplemented from time to time, (i) by either the Depositary or a Depositary's Agent or their respective directors, employees, agents and affiliates, except for any liability or expense arising out of the negligence or bad faith of any of them, or (ii) by the Bank or the Company or any of their directors, employees, agents and affiliates.

     The Depositary agrees to indemnify the Bank and the Company, their respective directors, employees, agents and affiliates and hold them harmless from any liability or expense (including, but not limited to, the reasonable fees and expenses of counsel) which may arise out of acts performed or omitted by the Depositary or a Depositary's Agent or their respective directors, employees, agents and affiliates due to their negligence or bad faith. The obligations set forth in this Section 5.06 shall survive the termination of this Deposit Agreement and any succession or substitution of any Depositary.

     Any person seeking indemnification hereunder (an "indemnified person") shall notify the person from whom it is seeking indemnification in writing (the "indemnifying person") of the commencement of any action or claim in respect of which indemnification may be sought promptly after such indemnified person becomes aware of such commencement (provided that the failure to make such notification shall not affect such indemnified person's rights under this Section 5.06) and shall consult in good faith with the indemnifying person as to the conduct of the defense of such action or claim, which shall be reasonable in the circumstances. No indemnified person shall compromise or settle any such action or claim without the consent of the indemnifying person.

     SECTION 5.07. Charges and Expenses. All charges and expenses (including reasonable costs and expenses of counsel) of the Depositary referenced in this Deposit Agreement as payable by the Company shall be directly invoiced by the Depositary to, and directly paid to the Depositary by, Merrill Lynch pursuant to a letter agreement entered into by the Depositary and Merrill Lynch on the date hereof. Schedule I hereto provides a listing of the fees and expenses of the Depositary. In addition, any amount due to the Depositary under Section 5.06 shall be paid directly by Merrill Lynch after receipt of notification by Merrill Lynch from the Depositary that such an amount is due and payable.

     Holders of Receipts evidencing Depositary Shares shall not be responsible for transfer and other taxes and governmental charges arising solely from the existence of the depositary arrangements. All other transfer and other taxes and governmental charges shall be at the expense of Holders of Receipts evidencing Depositary Shares. If, at the request of a holder of Receipts, the Depositary incurs charges or expenses for which it is not otherwise liable under the Deposit Agreement or Merrill Lynch is not otherwise liable pursuant to the letter agreement described in the immediately preceding paragraph, such holder shall be liable for such charges and expenses.

                                   ARTICLE VI

                            Amendment and Termination

     SECTION 6.01. Amendment. The form of the Receipts and any provisions of this Deposit Agreement may at any time and from time to time be amended by agreement between the Bank, the Company and the Depositary in any respect which they may deem necessary or desirable; provided, however, that no such amendment which imposes or increases any fees, taxes or other charges upon the holders of Receipts (other than taxes and governmental charges, fees and other expenses payable by such holders as provided for under Section 5.07 above) or which otherwise shall materially and adversely alter the rights of the holders of Receipts shall be effective unless such amendment shall have been approved by the holders of at least a majority of the Depositary Shares then outstanding. Notwithstanding the foregoing, in no event may any amendment impair the right of any holder of any Receipts, upon surrender of such Receipts and subject to any conditions specified in this Deposit Agreement, to receive Preferred Shares and any money or other property represented thereby, except in order to comply with mandatory provisions of applicable law. Every holder of an outstanding Receipt at the time any such amendment becomes effective in accordance with its terms shall be deemed, by continuing to hold such Receipt, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby.

     SECTION 6.02. Termination. This Deposit Agreement may be terminated by the Company at any time upon not less than 60 days' prior written notice to the Depositary, in which case, upon such termination, the Depositary shall deliver or make available for delivery to holders of Receipts, upon surrender of the Receipt or Receipts held by such holder, and upon payment of any applicable taxes or governmental charges, such number of whole Preferred Shares represented by such Receipt or Receipts. The Depositary may likewise terminate this Deposit Agreement by mailing notice of such termination to the Company or the Bank and the holders of all Receipts then outstanding if at any time 60 days shall have expired after the Depositary shall have delivered to the Company or the Bank a written notice of its election to resign and a successor depositary shall not have been appointed and accepted its appointment as provided in Section 5.04. If the holder of any Receipt or Receipts shall not have surrendered such Receipt or Receipts in exchange for whole Preferred Shares on or prior to the effective date of termination of this Deposit Agreement, such holder shall for all purposes, including the payment of dividends, be deemed to be a holder of the appropriate number of whole Preferred Shares previously represented by such Receipt or Receipts and shall thereafter surrender to the Company such Receipt or Receipts in exchange for whole Preferred Shares.

     If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of Receipts, shall suspend the distribution of dividends to the holders thereof, and shall not give any further notices (other than notice of such termination) or perform any further acts under this Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to the Preferred Shares, shall sell rights as provided in this Deposit

Agreement, and shall continue to deliver such Preferred Shares, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the holder of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges). At any time after the expiration of one year from the date of termination, the Depositary may sell such Preferred Shares then held hereunder and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it hereunder, without liability for interest, for the pro rata benefit of the holders which have not theretofore surrendered their Receipts. After making such sale, the Depositary shall be discharged from all obligations under this Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the holder of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges).

     This Deposit Agreement shall automatically terminate after there shall have been made a final distribution in respect of the Preferred Shares in connection with any liquidation, dissolution or winding up of the Company or the Bank and such distribution shall have been distributed to the holders of Receipts pursuant to Section 4.01 or 4.02, as applicable.

     Upon the termination of this Deposit Agreement, the Bank and the Company shall be discharged from all obligations under this Deposit Agreement except for its obligations to the Depositary and any Depositary's Agent and any Registrar under Sections 5.06 and 5.07.

                                   ARTICLE VII

                                  Miscellaneous

     SECTION 7.01. Counterparts. This Deposit Agreement may be executed manually or by facsimile transmission in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

     SECTION 7.02. Exclusive Benefit of Parties. This Deposit Agreement is for the exclusive benefit of the parties hereto, and their respective successors hereunder, and shall not be deemed to give any legal or equitable right, remedy or claim to any other person whatsoever.

     SECTION 7.03. Invalidity of Provisions. In case any one or more of the provisions contained in this Deposit Agreement or in the Receipts should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

     SECTION 7.04. Notices. Any and all notices to be given to the Company or the Bank hereunder or under the Receipts shall be in writing and shall be deemed to have been duly given if personally delivered or sent by mail, or by telegram or facsimile transmission confirmed by letter, addressed to the Company or the Bank at

          NB Capital Corporation
          National Bank of Canada
          National Bank of Canada Building
          1155 rue Metcalf
          1er etage
          Montreal, Canada H3B 5G2
          Telephone No: (514) 394-6080

or at any other address of which the Company shall have notified the Depositary in writing.

     Any and all notices to be given to the Depositary hereunder or under the Receipts shall be in writing and shall be deemed to have been duly given if personally delivered or sent by mail, or by telegram or facsimile transmission confirmed by letter, addressed to the Depositary at

          The Bank of Nova Scotia Trust Company of New York
          One Liberty Plaza, 23rd Floor
          New York, New York  10006
          Telephone No:  (212) 225-5438.

or at any other address of which the Depositary shall have notified the Company in writing.

     Any and all notices to be given to any holder of a Receipt hereunder or under the Receipts shall be in writing and shall be deemed to have been duly given if personally delivered or sent by mail, or by telegram or facsimile transmission confirmed by letter, addressed to such holder at the address of such holder as it appears on the books of the Depositary, or if such holder shall have filed with the Depositary a written request that notices intended for such holder be mailed to some other address, at the address designated in such request.

     Delivery of a notice sent by mail or by telegram or facsimile transmission shall be deemed to be effected at the time when a duly addressed letter containing the same (or a confirmation thereof in the case of a telegram or facsimile transmission) is deposited, first class postage prepaid, in a post office letter box. The Depositary, the Bank or the Company may, however, without liability, act upon any telegram or facsimile transmission received by it from the other or from any holder of a Receipt, notwithstanding that such telegram or facsimile transmission shall not subsequently be confirmed by letter or as aforesaid.

     SECTION 7.05. Depositary's Agents. The Depositary may from time to time appoint Depositary's Agents to act in any respect for the Depositary for the purposes of this Deposit Agreement and may at any time appoint additional Depositary's Agents and vary or terminate the appointment of such Depositary's Agents. The Depositary shall notify the Company or the Bank of any such action and shall remain responsible for the performance of its obligations hereunder as if no Depositary Agent were appointed.

     The Company and the Bank hereby also appoints the Depositary as Registrar and Transfer Agent and as Paying Agent in respect of the Receipts and the Depositary hereby accepts such appointments.

     SECTION 7.06. Holders of Receipts Are Parties. The holders of Receipts from time to time shall be parties to this Deposit Agreement and shall be bound by all of the terms and conditions hereof and of the Receipts by acceptance of delivery thereof.

     SECTION 7.07. Governing Law. This Deposit Agreement and the Receipts and all rights hereunder and thereunder and provisions hereof and thereof shall be governed by, and construed in accordance with, the laws of the State of New York.

     SECTION 7.08. Inspection of Deposit Agreement. Copies of this Deposit Agreement shall be filed with the Depositary and the Depositary's Agents and shall be open to inspection during business hours at the Depositary's Office and the respective offices of the Depositary's Agents, if any, by any holder of a Receipt.

     SECTION 7.09. Headings. The headings of articles and sections in this Deposit Agreement and in the form of the Receipt set forth in Exhibit A hereto have been inserted for convenience only and are not to be regarded as a part of this Deposit Agreement or the Receipts or to have any bearing upon the meaning or interpretation of any provision contained herein or in the Receipts.

     IN WITNESS WHEREOF, the Company, the Bank and the Depositary have duly executed this Agreement as of the day and year first above set forth, and all holders of Receipts shall become parties hereto by and upon acceptance by them of delivery of Receipts issued in accordance with the terms hereof.

                              NB CAPITAL CORPORATION



                              By ______________________
                                  Name:
                                  Title:


                              NATIONAL BANK OF CANADA



                              By ______________________
                                 Name:
                                 Title:


                              THE BANK OF NOVA SCOTIA TRUST
                                COMPANY OF NEW YORK


                              By ______________________
                                 Name:
                                 Title:

                                                                     EXHIBIT A

                           [FORM OF FACE OF RECEIPT]


NUMBER______________
                                                             DEPOSITARY SHARES



                   DEPOSITARY RECEIPT FOR DEPOSITARY SHARES,
  REPRESENTING 8.35% NONCUMULATIVE EXCHANGEABLE PREFERRED STOCK; SERIES A, OF

                            NB CAPITAL CORPORATION


                             CUSIP_______________

INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND.     SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS

THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK, as Depositary (the "Depositary"), hereby certifies that


is the registered owner of                             DEPOSITARY SHARES
("Depositary Shares"), each Depositary Share representing a one-fortieth (1/40th) interest in a share of 8.35% Noncumulative Exchangeable Preferred Stock, Series A, par value US$0.01 per share, value US$1,000.00 per share (the "Series A Preferred Shares"), of NB Capital Corporation, a Maryland corporation (the "Company"), on deposit with the Depositary, subject to the terms and entitled to the benefits of the Deposit Agreement dated as of March __, 1998 (the "Deposit Agreement"), among the Corporation, National Bank of Canada, a Canadian chartered bank (the "Bank"), the Depositary and the holders from time to time of the Depositary Receipts issued thereunder. Immediately upon the occurrence of an Exchange Event (as defined in the Deposit Agreement), each Depositary Share will represent a one-fortieth (1/40th) interest in a 8.45% Noncumulative First Preferred Share, Series Z, of the Bank and will no longer represent a fractional interest in a Series A Preferred Share. By accepting this Depositary Receipt the holder hereof becomes a party to and agrees to be bound by all the terms and conditions of the Deposit Agreement. This Depositary Receipt shall not be valid or obligatory for any purpose or entitled to any benefits under the Deposit Agreement unless it shall have been executed by the Depositary by the manual signature of a duly authorized signatory or, if executed in facsimile by the Depositary, countersigned by a Registrar in respect of the Depositary Receipts by the manual signature of a duly authorized signatory thereof.

Dated:


Countersigned and Registered:

THE BANK OF NOVA SCOTIA                 THE BANK OF NOVA SCOTIA
     TRUST COMPANY OF NEW YORK          TRUST COMPANY OF NEW YORK

           Registrar                        Depositary

By                                      By

                          [FORM OF REVERSE OF RECEIPT]

                             NB CAPITAL CORPORATION


THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH RECEIPTHOLDER WHO SO REQUESTS A COPY OF THE DEPOSIT AGREEMENT AND A COPY OR SUMMARY OF ITS CHARTER PROVIDING THE POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER RIGHTS, AND OF THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, OF THE SERIES A PREFERRED SHARES OF THE COMPANY. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE DEPOSITARY NAMED ON THE FACE OF THIS RECEIPT.

                                  --------------

     The following abbreviations, when used in the instructions on the face of this receipt, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common     UNIF GIFT MIN ACT -_____      Custodian _____
                                                    (Minor)             (Cust)

TEN ENT - as tenants by the        Under Uniform Gifts to Minors Act
          entireties

JT TEN -  as joint tenants with    ______________________________
          right of survivorship    (State)
          and not as tenants in
          common

     Additional abbreviations may also be used though not in the above list.

     For value received, _____ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

------------------------------------------------------------------------------
------------------------------------------------------------------------------
          PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

_______________________________________________________________________________
___________________________ Depositary Shares represented by the within Receipt, hereby irrevocably constituting and appointing ________________________________ _____________________ Attorney to transfer the said Depositary Shares on the books of the within named Depositary with full power of substitution in the premises.

Dated: _____________________

                              _____________________________________________
                               NOTICE: The signature to the assignment must correspond with the name as written upon the face of this Receipt in every particular, without alteration or enlargement or any change whatever